UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): December 1, 2021 (November 23, 2021)

BIGtoken, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-55519	45-1443512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2629 Townsgate Road, Suite 215

Westlake Village, CA 91361

(Address of principal executive offices)

(714) 312-6844

(Registrant’s telephone number, including area code)

FORCE PROTECTION VIDEO EQUIPMENT CORP.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As described in Item 5.03 below, effective November 23, 2021, Force Protection Video Equipment Corp. changed its name to BIGtoken, Inc. (the “Company”).

On November 30, 2021 (the “Closing Date”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 28, 2021, by and among the Company, BritePool, Inc. (“BritePool”), FPVD Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), David J. Moore and SRAX, Inc. (“SRAX”), the Company completed the previously announced merger transaction with BritePool, pursuant to which Merger Sub merged with and into BritePool, with BritePool surviving such merger as a wholly owned subsidiary of the Company (the “Merger”). All previously required closing conditions of the Merger were either waived or satisfied on or before the Closing Date.

At the effective time of the Merger at the Closing (the “Effective Time”):

(a)	Each share of BritePool’s Class A and Class B common stock (“BritePool Common Stock”) outstanding immediately prior to the Effective Time (other than certain excluded shares), was converted into shares of the Company’s common stock (“Company Common Stock”) at an exchange ratio of 16,154.07 (“Exchange Ratio”) per share of BritePool Common Stock. As a result, at the Effective Time, the Company issued 183,445,351,630 shares of Company Common Stock to the former stockholders of BritePool.

(b)	Each option to purchase shares of BritePool Common Stock (each, a “BritePool Option”) that was outstanding and unexercised immediately prior to the Effective Time was converted into and became an option to purchase shares of Company Common Stock (the “Assumed Options”). The number of shares of Company Common Stock subject to the Assumed Options was determined by multiplying (i) the number of shares of BritePool Common Stock subject to the BritePool Options, as in effect immediately prior to the Effective Time, by (ii) the Exchange Ratio, and rounding the resulting number down to the nearest whole number of shares, and the per share exercise price for Company Common Stock issuable upon exercise of Assumed Options was determined by dividing (A) the per share exercise price of the BritePool Options, as in effect immediately prior to the Effective Time, by (B) the Exchange Ratio and rounding the resulting per share exercise price up to the nearest one ten millionth of a cent ($0.0000001). Any restriction on the exercise of the BritePool Options will continue in full force and effect and the term, exercisability, vesting schedule, accelerated vesting provisions, and any other provisions of the BritePool Options remain unchanged. At the Effective Time, the Company assumed options to purchase an aggregate of 71,220,059,440 shares of Company Common Stock[, with (i) 30,224,454,518 having an exercise price of $.0000285, and (ii) 40,995,604,922 having an exercise price of $0.0001002. Of the Assumed Options, (i) 10,241,991,323 have an expiration date of 9/1/2029, (ii) 16,186,255,256 have an expiration date of 5/4/2030, (iii) 969,244,580 have an expiration date of 6/2/2030, (iv) 2,826,963,359 have an expiration date of 3/23/2031, (v) 33,087,086,079 have an expiration date of 8/15/2031, and (vi) 7,908,518,843 have an expiration date of 9/24/2031.

As a post-closing condition to the Merger, the Company agreed to enter into a share exchange agreement with SRAX (its former parent Company), whereby SRAX will exchange 149,562,566,584 shares of Company Common Stock for 242,078 shares of Series D Preferred Convertible Stock (“Series D Stock”) of the Company (the “SRAX Exchange”). The Series D Stock will be convertible into the same number of shares of Company Common Stock held by SRAX immediately prior to the SRAX Exchange (subject to a beneficial ownership limitation on conversion), will be non-voting except as required by law and will otherwise be on parity with the Company Common Stock with regard to its rights, preferences and limitations.

The foregoing description of the Merger contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement that was filed as Exhibit 2.01 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 1, 2021, and which is incorporated herein by reference.

Item 2.01 Completion of an Acquisition or Disposition of Assets.

To the extent required by this Item 2.01, the information contained in the Explanatory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by this Item 3.02, the information contained in the Explanatory Note of this Current Report on Form 8-K is incorporated herein by reference. The issuance of the Company Common Stock pursuant to the Merger Agreement is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) of the Securities Act as a transaction by an issuer not involving a public offering.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of Christopher Miglino as CEO and Michael Malone as CFO

Pursuant to the terms of the Merger Agreement, at the Effective Time, Christopher Miglino resigned as chief executive officer and principal executive officer of the Company and Michael Malone resigned as chief financial officer and principal accounting officer of the Company. Mr. Miglino will continue to serve on the Company’s board of directors (“Board”).

Appointment of Richard Taub as Principal Accounting Officer

Upon Mr. Malone’s resignation as chief financial officer, the Board appointed Richard Taub to serve as the Company’s chief financial officer and principal accounting officer effective November 30, 2021. Mr. Taub serves as a consultant to the Company and is currently subject to a consulting agreement whereby he receives monthly compensation of $14,583 or approximately $175,000 per annum.

Richard Taub, CFA, age 49, was appointed the Company’s chief financial officer and principal accounting officer on November 30, 2021. Prior to his appointment as chief financial officer, Mr. Taub served as a consultant to the Company since March 2021. Since 2018 Mr. Taub has been providing consulting services related to audit, fin-tech and growth planning to several companies, including PwC, EisnerAmper and Breaker.io (investment of ConsenSys). Between 2014 and 2018, he led the Broadcast & Digital Services practices for Media Audits International, until the firm was acquired by Symphony. Prior to 2014, Mr. Taub had served as CFO for V-me Media and Citigroup Latin America. He holds an MBA from The Wharton School at the University of Pennsylvania, is a CFA charterholder and has served as a Board member and Chairman of the Board of the Media Financial Management Association.

Mr. Taub has no family relationships with any of the executive officers or directors of the Company.

Employment Agreements

At the Effective Time, the Company entered into employment agreements (collectively, the “Employment Agreements”) with each of (i) David Moore (“Moore Agreement”), (ii) George Stella (“Stella Agreement”) and (iii) Robert Perkins (“Perkins Agreement”).

David Moore Employment

Pursuant to the Moore Agreement, Mr. Moore shall serve as the Chief Executive Officer of the Company and is entitled to a base salary of $240,000 per annum (“Moore Base Salary”), which will increase to $350,000 upon the Company completing, at any time subsequent to March 12, 2022, a financing resulting in gross proceeds of $5,000,000 (a “Qualified Financing”).

Mr. Moore will be eligible to be considered for an annual discretionary target cash bonus of 60% of the Moore Base Salary with (i) 50% of such bonus based on corporate revenue targets and metrics and (ii) 50% of such bonus based on certain corporate profit and loss targets, each to be approved by the Board or a compensation committee thereof.

Additionally, Mr. Moore will be eligible to receive an annual market-based equity grant if and when determined by the Board.

On the one (1) year anniversary of the effective date of employment, the Company will issue Mr. Moore such number of restricted stock units as is equal to (i) $1,900,000 divided by (ii) the closing price per share of the Company Common Stock on the grant date.

In the event that the Company terminates Mr. Moore’s employment without “Cause” (as defined in the Moore Agreement), or upon Mr. Moore resigning for “Good Reason” (as defined in the Moore Agreement), the Company, or Mr. Moore, as applicable will provide at least six (6) months’ notice prior to such termination (“Termination Period”). During such Termination Period, Mr. Moore will continue to receive the Moore Base Salary and continue to vest in all then outstanding equity-based awards that are time or performance based.

Additionally, on the Closing Date, the Board appointed Mr. Moore to the Board.

David J. Moore, age 69, has served as BritePool’s Chief Executive Officer since May 2019. He is also a Director and cofounder of BritePool. Mr. Moore was a Senior Adviser to WPP from January 2019 to May 2019. He served as Chairman of Xaxis and President of WPP Digital, from 2011 to January 2019. Earlier, Mr. Moore served as Chairman and Chief Executive Officer of 24/7 Real Media, from 1998 to 2011 which he cofounded and led. It was acquired by WPP in May 2007. 24/7 Media Real Media (TFSM) was listed on NASDAQ in 1998. Mr. Moore is an emeritus member of the Interactive Advertising Bureau (IAB) executive committee. Additionally, he has served as Member of the Board of Directors of the IAB, from 2001 to present. He was Chairman of the IAB Board from 2009 to 2011 and founding Chairman of the IAB Tech Lab from 2015 to 2019. He is Vice Chairman of the Advertising Educational Foundation and on its board of directors. He serves as an advisor to Lucidity, The Jordan Edminston Group and Aqilliz. He served as a Board member of Globant SA (GLOB) from May 2015 to July 2018. Mr. Moore is also a Director of Throtle, a data technology company. Also, he is a principal in the businesses of SilverBlade and XpertSavers. In evaluating Mr. Moore’s specific experience, qualifications, attributes, and skills in connection with this appointment to the Board, the Company took into account his prior experience with both public and private companies in the advertising space and his past experience in building advertising companies and brands.

Mr. Moore has no family relationship with any of the executive officers or directors of the Company.

George Stella Employment

George Stella has been serving as the Company’s President and Chief Revenue Officer. Pursuant to the Stella Agreement, Mr. Stella will continue to serve as the Company’s President and is entitled to receive a base salary of $240,000 per annum (“Stella Base Salary”), which will increase to $350,000 upon completion of a Qualified Financing.

Mr. Stella will be eligible to be considered for an annual discretionary target cash bonus of 60% of the Stella Base Salary with (i) 50% of such bonus based on corporate revenue targets and metrics and (ii) 50% of such bonus based on certain corporate profit and loss targets, each to be approved by the Board or a compensation committee thereof.

Additionally, Mr. Stella will be eligible to receive an annual market-based equity grant if and when determined by the Board.

On the one (1) year anniversary of the effective date of employment, the Company will issue Mr. Stella such number of restricted stock units as is equal to (i) $1,900,000 divided by (ii) the closing price per share of the Company Common Stock on the grant date.

In the event that the Company terminates Mr. Stella’s employment without “Cause” (as defined in the Stella Agreement), or upon Mr. Stella resigning for “Good Reason” (as defined in the Stella Agreement), the Company, or Mr. Stella, as applicable will provide at least the six (6) months’ notice Termination Period. During such Termination Period, Mr. Stella will continue to receive the Stella Base Salary and continue to vest in all then outstanding equity-based awards that are time or performance based.

George Stella, age 50, joined the Company as chief revenue officer in February 2021 and was appointed President on May 18, 2021. Prior to that, Mr. Stella served as executive vice president of SRAX, our parent company, since March 2018. Mr. Stella began his career in digital advertising spending in 2009 at 24/7 Media as the data driven digital marketing space emerged. He then entered the digital shopper marketing space in its infancy with OwnerIQ and then HookLogic. Prior to joining SRAX, Mr. Stella served as vice president of sales, helping Yieldbot develop its digital shopper business.

Mr. Stella has no family relationship with any of the executive officers or directors of the Company.

Robert Perkins Employment

Pursuant to the Perkins Agreement, Mr. Perkins shall serve as the Chief Operating Officer of the Company and is entitled to receive a base salary of $180,000 per annum (“Perkins Base Salary”), which will increase to $240,000 upon completion of a Qualified Financing.

Mr. Perkins will be eligible to be considered for an annual discretionary target cash bonus of 60% of the Perkins Base Salary with (i) 50% of such bonus based on corporate revenue targets and metrics and (ii) 50% of such bonus based on certain corporate profit and loss targets, each to be approved by the Board or a compensation committee thereof.

Additionally, Mr. Perkins will be eligible to receive an annual market-based equity grant if and when determined by the Board.

On the one (1) year anniversary of the effective date of employment, the Company will issue Mr. Perkins such number of restricted stock units as is equal to (i) $1,200,000 divided by (ii) the closing price per share of the Company Common Stock on the grant date.

In the event that the Company terminates Mr. Perkins’ employment without “Cause” (as defined in the Perkins Agreement), or upon Mr. Perkins resigning for “Good Reason” (as defined in the Perkins Agreement), the Company, or Mr. Perkins, as applicable will provide at least the six (6) months’ notice Termination Period. During such Termination Period, Mr. Perkins will continue to receive the Perkins Base Salary and continue to vest in all then outstanding equity-based awards that are time or performance based.

Additionally, on the Closing Date, the Board appointed Mr. Perkins to the Board.

Robert Perkins, age 74 has been involved in financial management, growth of established businesses, and startups throughout his career. Beginning in 2001, he served as the lead Director and on the Audit Committee of 24/7 Real Media until its acquisition by WPP in 2011. From 1977 to 1987 he helped develop various types of fundraising efforts for the Republican National Committee and the National Republican Senatorial Committee. After leaving politics in 1987, worked at Chiat/Day advertising, eventually rising to the position of President of the New York office. He has spearheaded award winning marketing campaigns for National Car Rental, American Express, the New York Yellow Pages, and Nissan Auto. After, he became the CMO of Pizza Hut from 1995 to 1998. He then joined Calvin Klein as senior vice president of marketing and licensing in 1998 until 2001. Mr. Perkins additionally serves as a member of the Board of Sportsgenic, an online content company. Since 2002, Mr. Perkins has consulted with various businesses and brands to improve marketing and financial performance. Mr. Perkins has a BBA from the University of Iowa and an MA in Economics from Texas Tech University. In evaluating Mr. Perkins’ specific experience, qualifications, attributes, and skills in connection with this appointment to our Board, the Company took into account his financial and capital markets knowledge, and his marketing, brand growth, and operational experience.

Mr. Perkins has no family relationship with any of the executive officers or directors of the Company.

Additionally, as a result of the appointment of Mr. Moore and Mr. Perkins to the Board, the Board expanded its size from three (3) to five (5) directors.

The foregoing summaries of the Moore Agreement, Stella Agreement, and Perkins Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of each such document, a copy of each of which is attached hereto as Exhibit 10.01, 10.02, and 10.03, respectively, and incorporated herein in their entirety by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On November 23, 2021, the Company amended its Articles of Incorporation, as amended (the “Amendment”) to complete the following: (i) a change of its corporate name from Force Protection Video Equipment Corp. to BIGtoken, Inc. and (ii) the creation of 50,000,000 shares of blank check preferred stock, par value $0.0001, with the Board having the authority to divide and establish any or all of the unissued shares of preferred stock into one or more series, and without limiting the generality of the foregoing, to fix and determine the designation of each such share, the number of shares which shall constitute such series and certain preferences, limitations and relative rights of the shares of each series so established.

The information set forth herein is qualified in its entirety by the terms contained in the Amendment, a copy of which is attached to this report as Exhibit 3.01(i) and incorporated herein by reference.

Item 8.01 Other Events

Following the Effective Time, but not including the completion of the SRAX Exchange, the outstanding capitalization of the Company is as follows:

Type of Security	Number Outstanding Securities	Number of Common Shares or Common Shares issuable upon Conversion
Common Stock (1)	410,274,148,892	410,274,148,892
Series A Preferred Stock	5,000,000	-
Series B Preferred Stock	10,500	14,972,194,495	(2)
Series C Preferred Stock	8,318	12,864,419,168	(3)
Common Stock Options	71,220,059,440	71,220,059,440	(4)
Common Stock Warrants	25,568,064,453	25,568,064,453	(5)
TOTAL		534,898,886,448

(1)	Number of shares of Common Stock of the Company issued and outstanding as of November 30, 2021 and including the issuance of 183,445,351,630 shares of Common Stock to BritePool shareholders as a result of the completion of the Merger.

(2)	Shares issuable based on the conversion price as of $0.00007013, subject to adjustment;

(3)	Shares issuable based on the conversion price as of $0.0000006466, subject to adjustment;

(4)	Options were issued to holders of BritePool options upon closing of the Merger. Terms and exercise prices of respective options described above.

(5)	Warrants all have a term expiring on February 4, 2024, and an exercise price of $0.00005844216 per share, subject to adjustment.

The foregoing table does not include:

(i)	15,824,493,516 shares of Common Stock reserved for issuance pursuant to the Company’s 2021 Evergreen Equity Compensation Plan (the “Plan”). The Plan provides for the automatic increase in the number of shares available under the Plan on the first day of each calendar year such that on such day the Plan will have available up to 10% of the issued and outstanding shares of Common Stock available for issuance.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to the consummation of the proposed transactions, and other statements that are not historical facts. Any statements contained in this communication that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” “will,” and similar expressions and their variants. These forward-looking statements are based upon the Company’s current expectations. Forward-looking statements involve risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks relating to the completion of the Merger. The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts the Company’s business, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume.

Additional risks and uncertainties relating to the Company and its business can be found under the caption “Risk Factors” and elsewhere in the Company’s filings and reports with the SEC, including in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on April 15, 2021 and as amended on May 28, 2021 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, filed with the SEC on November 15, 2021. Except as required by law, the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The Company intends to file the financial statements of BritePool required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The Company intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description
3.01(i)	Amendment to Articles of Incorporation dated November 23, 2021
10.01	Moore Agreement
10.02	Stella Agreement
10.03	Perkins Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2021	BIGtoken, Inc.

/s/ David Moore
	By:	David Moore
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
3.01(i)	Amendment to Articles of Incorporation dated November 23, 2021
10.01	Moore Agreement
10.02	Stella Agreement
10.03	Perkins Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)